Exhibit 99.2

Filed by Archipelago Holdings, Inc. Pursuant to

Rule 425 under the Securities Act of 1933 and

deemed filed pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934

Subject Companies:

Archipelago Holdings, Inc.

(Commission File No. 001-32274)

The New York Stock Exchange, Inc.

Subject:  NYSE and Archipelago Merger

As you may have heard by now, we have decided to merge with the NYSE as we continue our focus on a familiar goal – building the world’s leading, investor-friendly stock exchange.  We believe this combination provides our clients, issuers and investors great opportunities.  And for you our employees, new opportunities for growth and a more significant platform to make an impact.  At close, we will operate as a separate entity under a new holding company, and we will continue to focus day in and day out on building a better stock exchange.

The Archipelago you all know will remain largely unchanged.  We will maintain the same focus, the same management team and, importantly, we will retain our culture, a culture that has built this company into a success story by any measure.  Our culture, after all, is one of our most important assets and is highly-regarded by NYSE management as the right culture for driving positive change and operating a successful stock exchange.

We look forward to talking with you about this event, and will hold a meeting for all employees at 9 am CT tomorrow morning.  We will answer as many of your questions as we can at that time.  In the meantime, the attached press release provides more detail on the deal.

•                  Dial-in number: xxx

•                  International:  xxx

•                  Passcode:  xxx

Important Merger Information

In connection with the proposed merger of Archipelago Holdings and the New York Stock Exchange, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus regarding the proposed transaction.  Such documents, however, are not currently available.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and NYSE without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the joint proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Archipelago, Attention: Investor Relations, at 100 South Wacker Drive,

Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284 , or by directing a request to NYSE, Attention: Office of the Corporate Secretary, 11 Wall Street, New York, New York 10005 or calling (212) 656-2061.

Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this document and its attachments may contain forward-looking information regarding Archipelago Holdings, the New York Stock Exchange and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, the benefits of the business combination transaction involving Archipelago and NYSE, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Archipelago’s and NYSE’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Archipelago shareholders or NYSE members to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty.  Additional risks and factors are identified in Archipelago’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on Archipelago’s website at http://www.Archipelago.com.

You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document.

Filed by Archipelago Holdings, Inc. Pursuant to

Rule 425 under the Securities Act of 1933 and

deemed filed pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934

Subject Companies:

Archipelago Holdings, Inc.

(Commission File No. 001-32274)

The New York Stock Exchange, Inc.

NYSE Logo	Archipelago Logo

Release:  Wednesday, April 20, 2005

Contact:	Diana DeSocio, NYSE	Margaret Nagle
	212-656-5448	312-442-7083
	(ddesocio@nyse.com)	(margaret@archipelago.com)

New York Stock Exchange and Archipelago Exchange Agree to Merge

—NYSE Group, Inc. Will Become a Publicly Held Company—

Better serves investors and all customers • Supports growth and competitive position of the Exchange and U.S. in the increasingly challenging global financial marketplace • Creates a diverse platform for the trading of listed and over-the-counter equities, options and other derivative products including ETF’s • Produces efficiencies, drives innovation, and creates new business and revenue opportunities • Enables public to own shares in the world’s leading securities market

New York, April 20 — The New York Stock Exchange (NYSE) and the Archipelago Exchange (ArcaEx), with approval of their boards of directors, today announced that they have entered a definitive merger agreement that will lead to the combined entity, NYSE Group, Inc., becoming a publicly-held company.  If approved by regulators, NYSE members and Archipelago shareholders, the merger will represent the largest-ever among securities exchanges and combine the world’s leading equities market with the most successful totally open, fully electronic exchange, creating long-term shareholder value.

“This combination will be good for investors and for America.  It will create a strong, dynamic and innovative enterprise capable of meeting the demands of investors and issuers throughout the world in the decades ahead,” said John A. Thain, CEO of the NYSE.   “As we look to the future and to the challenge of competing globally in a high-speed electronically connected world, it is clear that we must do more.  This transaction will mean we will be more diversified and transparent, and better able to compete, grow and serve our customers.

“It will also enhance the depth and resilience of America’s capital marketplace by bringing together the strength of NYSE’s auction market and the speed and entrepreneurialism of Archipelago.  Today, publicly held exchanges such as those in London, Frankfurt, Toronto and Sydney are aggressively competing to expand their reach and share of market in the new global arena.  On behalf of the NYSE board of directors, board of executives and my colleagues, we look forward to working with the Archipelago team to strengthen our position as a world-class competitor and to provide the highest levels of market quality and service to our customers.”

(more)

“We are thrilled to join forces with the New York Stock Exchange to create a truly world-class securities marketplace,” said Jerry Putnam, CEO of Archipelago.  “This combination benefits investors by providing a stronger and broader platform for trading and strengthens our abilities to expand into new products and services.  It will also benefit the U.S. capital markets, as NYSE Group, Inc. becomes a leading player in global markets.  And we believe this merger creates Archipelago shareholder value through expense synergies and revenue growth opportunities.”

Agreement Terms and Structure

The transaction is subject to approval by members of the NYSE and shareholders of Archipelago as well as certain government approvals, including the Securities and Exchange Commission and the expiration of the applicable Hart-Scott-Rodino waiting period.  If approved, the NYSE and Archipelago will become part of a group under a newly formed for-profit and publicly traded holding company, NYSE Group, Inc.  The NYSE and Archipelago will be combined in a “stock for membership” merger, in which NYSE members will receive consideration in the form of cash and stock in the new company while Archipelago shareholders will receive stock.  Current shareholders of Archipelago will hold 30 percent of the shares of the NYSE Group, Inc., and current NYSE owners will hold 70 percent.  The merger is expected to close in either the fourth quarter of 2005 or the first quarter of 2006.

Three independent Archipelago directors will join the existing 11 independent New York Stock Exchange directors as directors of the NYSE Group, Inc.  The NYSE’s John Thain will become Chief Executive Officer of the NYSE Group, Inc.  Archipelago CEO Jerry Putnam will join the NYSE’s Catherine R. Kinney and Robert G. Britz as NYSE Group, Inc. Co-Presidents.  Amy Butte, NYSE CFO, will be Executive Vice President of Strategy and Product Development.  Archipelago CFO Nelson Chai will be the CFO and Archipelago General Counsel Kevin O’Hara will be the Co-General Counsel of the NYSE Group, Inc.

Upon close of this transaction, regulation of NYSE Group, Inc. will be conducted by a separate non-public, not-for-profit entity governed by the Chief Regulatory Officer and a board made up of the independent directors of the Navy Group, Inc.  The non- profit SRO board will consist of independent members of the board of the holding company and will include unaffiliated directors. NYSE Regulation will fund its operation from dedicated regulatory fees and long-term regulatory service contracts.  This structure will ensure that regulation of NYSE Group, Inc. is independent yet has the proximity to the marketplace necessary to provide effective investor protection and safeguard market integrity.

Goldman Sachs & Co. acted as financial advisor to Archipelago and the NYSE.  Greenhill and Co. provided a fairness opinion to Archipelago, Lazard Freres & Co. LLC provided a fairness opinion to the NYSE.

(more)

Archipelago Investor Presentation

Archipelago will host a 5.00p.m. ET investor call and presentation.  The call will be webcast live from Archipelago’s Investor Relations webpage available at http://investor.archipelago.com/phoenix.zhtml?c=140290&p=irol-irhome and will be accessible by telephone at the following numbers:

Calling from the USA or Canada:  800-901-5213

Calling from other countries:  617-786-2962

Conference ID:  619-744-60

About the New York Stock Exchange

The New York Stock Exchange is the world’s leading and most liquid equities market and home to 2,774 companies whose total global market capitalization is $20 trillion, including $6.9 trillion for 459 non-U.S. companies from 47 countries.  Buyers and sellers meet directly in a fair, open and orderly market to realize the best possible price through the interplay of supply and demand.  On an average day, 1.63 billion shares, valued at $56 billion, are traded on the NYSE.  The NYSE provided the most competitive quotes in its listed stocks creating the National Best Bid and Offer more than 89% of the time.  For more information please visit http://www.nyse.com.

About the Archipelago Exchange

Archipelago Holdings (PCX: AX) owns and operates the Archipelago Exchange (ArcaEx).  ArcaEx is the first totally open all-electronic stock market in the United States.  Through its alliance with the Pacific Stock Exchange Inc., Archipelago operates ArcaEX as the exclusive equities trading facility of PCX Equities, Inc.  Through ArcaEX, Archipelago customers can trade over 8,000 equity securities, including securities listed on the New York Stock Exchange®, Nasdaq®, American Stock Exchange® and Pacific Exchange®.  ArcaEX is regulated by the Pacific Stock Exchange.  The Archipelago ECN, a precursor to ArcaEX, was one of the four original ECN’s, formed in December 1996 with Townsend Analytics.

Attachments

•          John Thain Statement As Prepared for Delivery

•          Jerry Putnam Statement As Prepared for Delivery

(more)

Important Acquisition Information

In connection with the proposed merger of Archipelago Holdings and the New York Stock Exchange, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus regarding the proposed transaction.  Such documents, however, are not currently available.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and NYSE without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the joint proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to NYSE at 11 Wall Street, New York, NY 10005 or calling (212) 656-2062 or directing a request to Archipelago, Attention: Investor Relations, at 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

NYSE, Archipelago and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

(more)

Forward-Looking Statements

Certain statements in this press release and its attachments may contain forward-looking information regarding Archipelago Holdings, the New York Stock Exchange and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, the benefits of the business combination transaction involving Archipelago and NYSE, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Archipelago’s and NYSE’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Archipelago shareholders or NYSE members to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty.  Additional risks and factors are identified in Archipelago’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on Archipelago’s website at http://www.Archipelago.com.

You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.

# # #

Release: April 20, 2005

Contact:  Margaret Nagle

Phone:  312-442-7083

Email:  Margaret@archipelago.com

AS PREPARED FOR DELIVERY

Statement of Jerry Putnam, Chairman and CEO, Archipelago Holdings Inc.

On Agreement to Merge NYSE and Archipelago

Thank you John. Good Afternoon.

Over eight years ago, Archipelago was created with a vision of making the markets better for all investors.  That vision was realized in ArcaEx and today, investors can trade faster, more consistently and openly. Archipelago has been an agent of change in the U.S. financial markets.  Change that has been recognized by the New York Stock Exchange and that has led us to the merger we announce today.

We have long acknowledged the New York Stock Exchange’s position as the leading U.S. marketplace and have valued its powerful brand.  We believe the combination of the NYSE and ArcaEx will create opportunities for investors, issuers, employees, and the U.S. marketplace, and will position NYSE Group, Inc as the preeminent global marketplace not only for cash equities, but for options and other derivatives.

Additionally, this merger creates meaningful shareholder value.  Our agreement with the NYSE provides stronger growth opportunities, a more diversified company and the ability to scale more quickly and efficiently.

In summary, we believe the combination of the New York Stock Exchange and ArcaEx is truly revolutionary, and will present NYSE Group Inc. with the opportunity to build a unique and unparalleled marketplace. A marketplace that is better for all investors.

Archipelago Holdings, Inc.

100 South Wacker Drive

Suite 1800

Chicago, Illinois 60606

P 312.960.1696

F 312.960.1369

www.archipelago.com

As prepared for delivery, April 20, 2005	Contact: Rich Adamonis
	Phone:	212-656-2140
	Email:	Radamonis@nyse.com

Statement by John A. Thain, CEO, New York Stock Exchange, Inc.

On Agreement to Merge NYSE and Archipelago

Good afternoon everyone, and thank you for coming.

For over 212 years the NYSE has provided the world’s largest, most liquid, most reliable equity marketplace serving 2,760 listed companies and over 90 million investors.  The leadership of the NYSE has strengthened America’s leadership at the center of global capitalism.

As we look to the future, and to the challenge of competing globally in a high-speed electronically connected world, it is clear that we must do more.  To provide superior service to our customers in 21st century markets, the NYSE must compete and lead with greater speed, efficiency and innovation.

Today we are announcing the next step in that process. Earlier today, the Boards of Directors of the NYSE and of Archipelago approved a plan to merge our two entities. The new company, which will be called NYSE Group, will be a publicly traded, for profit entity with the current shareholders of Archipelago holding 30% of the new company’s share and the current owners of the NYSE holding 70%.

We believe that our new combined company will be a world-class competitor in every aspect.  It will be good for investors and good for America. We will be stronger, more diversified and better able to deliver growth and profitability.  We will be more innovative and more efficient.  We will offer our customers more choice. We will maintain the highest standards of integrity, transparency and disclosure; and we will be a model for best practices in corporate governance.

Our regulatory activities will continue to be conducted in a non-public, not for profit entity, governed by a wholly independent board of directors.  This structure will protect the independence of our regulatory group, while maintaining its close association with the marketplace.

This transaction, transforming the NYSE into a public for profit entity, is an essential step to maintain our global competitiveness and leadership.  Today equity and capital markets are global. Today competition for capital is global.  Exchanges in London, Frankfurt, Toronto, Sydney and Europe are all public companies aggressively competing to expand their reach and capture market share.

(more)

The strength and leadership of America’s financial markets and economy go hand in hand with the ability of U.S. markets to compete in the global arena. We need to have a structure and a strategy to meet that competition.

This transaction will also give us diversification and growth. We are proud of our leadership in trading our listed companies.  Our auction market provides the highest standards of market quality.  But the growth and profitability of the NYSE will be constrained as long as we are limited to one product.

Our combination with Archipelago will provide a leading position in the over-the-counter market; a state of the art electronic platform for trading ETFs, options and fixed income; and the opportunity to build a listings business for those companies that do not qualify to list on the NYSE.

This transaction has opportunities for both greater innovation and great efficiencies.  Archipelago’s management team has a strong track record on delivering both.  We look forward to working together as a team to make our combined operation more efficient and cost effective.  We are committed to greater innovation across the breadth of our businesses.

To sum up, I am excited about this opportunity.  I believe that the combination of Archipelago and the New York Stock Exchange will be the leading securities market in the United States and the world.  And as a public company, all investors, institutions and individuals can participate in our success and growth.  We will be a global competitor.  And we will continue our vital role as the heart of the U.S. financial system.

Thank you.  I would now like to welcome Jerry Putnam, Chief Executive Officer of Archipelago.